SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2024

PROVIDENT BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-39090	84-4132422
(State or Other Jurisdiction	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

5 Market Street, Amesbury, Massachusetts	01913
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 834-8555

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock	PVBC	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)    On January 25, 2024, the Board of Directors of Provident Bancorp, Inc. (the “Company”) appointed Dennis Pollack to the Company’s Board of Directors, effective immediately.  Mr. Pollack has been appointed to the Company’s Compensation Committee.  Mr. Pollack had previously been appointed to the Board of Directors of BankProv, the Company’s wholly owned subsidiary.

Mr. Pollack’s appointments were made pursuant to a previously disclosed agreement (the “Agreement”), entered into by the Company with Stilwell Activist Fund, L.P., Stilwell Activist Investments, L.P., Stilwell Partners, L.P., Stilwell Value LLC, Joseph Stilwell and Mr. Pollack.

Mr. Pollack is not a party to any transaction with the Company or BankProv that would require disclosure under Item 404(a) of Securities and Exchange Commission Regulation S-K.  Mr. Pollack will receive the standard compensatory arrangements that the Company currently provides its non-employee directors, as described in the Company’s proxy statement for its 2023 Annual Meeting of Stockholders, as filed with the Securities and Exchange Commission on April 18, 2023, and will be granted equity awards as provided under the Agreement.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On January 25, 2024, the Board of Directors of the Company amended Article II, Section 12(a) of the Company’s Bylaws to remove a residency requirement and to increase the age limitation on service as a director to 75.

The amendment to the Company’s bylaws is filed herewith as Exhibit 3 to this Current Report and incorporated herein by reference.

Item 8.01 Other Events

On January 26, 2024, the Company issued a press release announcing Mr. Pollack’s appointment.  A copy of the press release is attached as Exhibit 99.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	Exhibit	Description

	3	Text of amendments to Bylaws
	99.1	Press Release dated January 26, 2024
	104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT BANCORP, INC.

DATE: January 26, 2024	By:	/s/ Joseph B. Reilly
Joseph B. Reilly
Co-President and Co-Chief Executive Officer